                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                              JABIL CIRCUIT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                              JABIL CIRCUIT, INC.
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 24, 2002
                             ---------------------

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Jabil Circuit, Inc., a Delaware corporation ("Jabil"), will be held on Thursday, January 24, 2002, at 10:00 a.m., local time, in the Sunset Ballroom at the Vinoy Country Club located at 600 Snell Isle Boulevard, St. Petersburg, Florida 33704 for the following purposes:

          1. To elect seven directors to serve for the ensuing year or until their successors are duly elected and qualified.

          2. To approve Jabil's 2002 Employee Stock Purchase Plan.

          3. To approve Jabil's 2002 Stock Incentive Plan.

          4. To ratify the appointment of KPMG LLP as Jabil's independent auditors for the fiscal year ending August 31, 2002.

          5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Jabil's board of directors intends to present the following seven nominees for director at the annual meeting: William D. Morean; Thomas A. Sansone; Timothy L. Main; Lawrence J. Murphy; Mel S. Lavitt; Steven A. Raymund; and Frank
A. Newman. The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on November 28, 2001 are entitled to notice of and to vote at the Annual Meeting.

     A list of all stockholders entitled to vote at the 2001 Annual Meeting will be available for examination at the Office of General Counsel of Jabil Circuit, Inc., at 10560 Ninth Street North, St. Petersburg, Florida 33716, for the ten days before the meeting between 9:00 a.m. and 5:00 p.m., local time, and at the place of the Annual Meeting during the Annual Meeting.

     You have the option to receive future proxy materials electronically via the Internet. You may choose to do so by following the simple instructions contained in this mailing. Offering electronic delivery of future annual reports and proxy statements is not only cost-effective for Jabil but is also friendlier to the environment.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote your shares using one of the following methods: (1) vote through the Internet at the Web site shown on the proxy card; or (2) mark, date, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. If you elected to receive the 2001 proxy materials over the Internet, you will not receive a paper proxy card and should vote online, unless you cancel your enrollment or we discontinue the availability of our proxy materials on the Internet. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

                                          FOR THE BOARD OF DIRECTORS OF
                                          JABIL CIRCUIT, INC.

                                          Robert L. Paver
                                          General Counsel and Secretary

St. Petersburg, Florida
December 20, 2001

     IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED OR VOTE THROUGH THE INTERNET.

                              JABIL CIRCUIT, INC.
                             ---------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 24, 2002

                             ---------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of Jabil Circuit, Inc., a Delaware corporation ("Jabil"), for use at the Annual Meeting of Stockholders to be held on Thursday, January 24, 2002, at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held in the Sunset Ballroom at the Vinoy Country Club located at 600 Snell Isle Boulevard, St. Petersburg, Florida 33704. Jabil's principal executive office is located at 10560 Ninth Street North, St. Petersburg, Florida 33716, and its telephone number at that location is (727) 577-9749.

     These Proxy solicitation materials, together with Jabil's 2001 Annual Report to Stockholders, were mailed on or about December 20, 2001, to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE

     Stockholders of record at the close of business on November 28, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 197,145,922 shares of Jabil's common stock were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of Jabil's common stock, see "Other Information-Share Ownership by Principal Stockholders and Management." The closing sales price of Jabil's common stock on the New York Stock Exchange ("NYSE") on the Record Date was $26.40 per share.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to Jabil's Secretary a written notice of revocation or a duly executed proxy bearing a later date (or voting via the Internet at a later date) or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

     Each stockholder is entitled to one vote for each share of common stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

     The cost of soliciting proxies will be borne by Jabil. In addition, Jabil may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of Jabil's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     A majority of the shares of Jabil common stock outstanding on the Record Date must be present or represented at the Annual Meeting in order to have a quorum for the transaction of business. Abstentions (votes "withheld") and broker non-votes will be counted as present for purposes of determining the presence of a quorum. If a quorum is present and voting, the seven nominees for director receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Proposals 2, 3 and 4 require the approval of the affirmative vote of a majority of the outstanding shares present or represented and entitled to vote at the Annual Meeting together with the affirmative vote of a majority of the required quorum. Abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, although a majority of the votes cast, does not constitute a majority of the required quorum.

VOTING ELECTRONICALLY VIA THE INTERNET

     For Shares Directly Registered in the Name of the Stockholder. Stockholders with shares registered directly with EquiServe Trust Company, N.A. ("EquiServe"), Jabil's transfer agent, may vote by mailing in the proxy or on the Internet at the following address on the World Wide Web: http://www.eproxyvote.com/jbl. Specific instructions to be followed by any registered stockholder interested in voting via the Internet are set forth on the enclosed proxy card. Votes submitted via the Internet by a registered stockholder must be received by 11:59 p.m. (Eastern Standard Time) on January 23, 2002.

     For Shares Registered in the Name of a Brokerage or Bank. A number of brokerage firms and banks are participating in a program for shares held in "street name" that offers Internet voting options. This program is different from the program provided by EquiServe for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the street name program, you may have already been offered the opportunity to elect to vote using the Internet. Votes submitted via the Internet through the street name program must be received by 11:59 p.m. (Eastern Standard Time) on January 23, 2002. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Annual Meeting.

     These Internet voting procedures, which comply with Delaware law, are designed to authenticate stockholders' identities, to allow stockholders to vote their shares and to confirm that stockholders' votes have been recorded properly. Stockholders voting via the Internet through either of these voting procedures should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholders. Also, please be aware that Jabil is not involved in the operation of either of these Internet voting procedures and cannot take responsibility for any access or Internet service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.

     You may elect to receive future notices of meetings, proxy materials and annual reports electronically via through the Internet, if then made available by Jabil. If you have previously consented to electronic delivery, your consent will remain in effect until withdrawn. If you have not yet enrolled in Jabil's Internet delivery program, we strongly encourage you to do so as it is a cost-effective way for Jabil to send you proxy statement and annual report materials. Enrollment instructions are set forth on the enclosed proxy card. When next year's proxy statement and annual report materials are available, you will be sent an e-mail telling you how to access them electronically.

     If you elect to access these materials via the Internet, you may still request paper copies by contacting your brokerage firm, bank or Jabil. Your enrollment in the new Internet program will remain in effect until you cancel your enrollment. You are free to cancel your enrollment at any time.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of Jabil that are intended to be presented by such stockholders at Jabil's 2002 Annual Meeting of Stockholders must be received by Jabil no later than August 23, 2002 in order to be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting. In addition, the proxy solicited by the Board of Directors for the 2002 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless Jabil is provided with notice of such proposal by November 5, 2002.

FISCAL YEAR END

     Jabil's fiscal year ends August 31.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

NOMINEES

     A board of seven directors is to be elected at the Annual Meeting. Jabil's Board of Directors has authorized the nomination at the Annual Meeting of the persons named herein as candidates. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Jabil's seven nominees named below, all of whom are presently directors of Jabil. If any nominee of Jabil is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. Jabil is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

     The names of Jabil's nominees for director and certain information about them are set forth below:

                   NAME                      AGE               PRINCIPAL POSITION
                   ----                      ---   -------------------------------------------
William D. Morean(4).......................  46    Chairman of the Board of Directors
Thomas A. Sansone..........................  52    Vice Chairman of the Board of Directors
Timothy L. Main(4).........................  44    Chief Executive Officer, President and
                                                   Director
Lawrence J. Murphy.........................  59    Director
Mel S. Lavitt(3)...........................  64    Director
Steven A. Raymund(1)(2)(3).................  46    Director
Frank A. Newman(1)(2)(3)...................  53    Director

---------------

(1) Member of the general Stock Option Committee.
(2) Member of the Compensation Committee.
(3) Member of the Audit Committee.
(4) Member of the Stock Option Committee for non-officers and non-directors.

     Except as set forth below, each of the nominees has been engaged in his principal occupation set forth above during the past five years. There are no family relationships among any of the directors and executive officers of Jabil.

     WILLIAM D. MOREAN. Mr. Morean has served as Chairman of the Board since 1988 and as a director since 1978. Mr. Morean joined Jabil in 1977 and assumed management of day-to-day operations the following year. Mr. Morean was Chief Executive Officer from 1988 to September 2000. Mr. Morean has also served as Jabil's President and Vice President, and held various operating positions with Jabil.

     THOMAS A. SANSONE. Mr. Sansone served as President of Jabil from 1988 to January 1999 when he became Vice Chairman of the Board. Mr. Sansone joined Jabil in 1983 as Vice President and has served as a director since that time. Prior to joining Jabil, Mr. Sansone was a practicing attorney with a specialized practice in taxation. He also served as an adjunct Professor at Detroit College of Law. He holds a B.A. from Hillsdale College, a J.D. from Detroit College of Law and an L.L.M. in taxation from New York University.

     TIMOTHY L. MAIN. Mr. Main has served as Chief Executive Officer of Jabil since September 2000, as President since January 1999 and as a director since October 1999. He joined Jabil in April 1987 as a Production Control Manager, was promoted to Operations Manager in September 1987, to Project Manager in July 1989, to Vice President, Business Development in May 1991 and to Senior Vice President, Business Development in August 1996. Prior to joining Jabil, Mr. Main was a commercial lending officer, international division for the National Bank of Detroit. Mr. Main has earned a B.S. from Michigan State University and Master of International Management from the American Graduate School of International Management (Thunderbird).

     LAWRENCE J. MURPHY. Mr. Murphy has served as a director of Jabil since September 1989 and as an independent consultant to Jabil since September 1997. From March 1992 until September 1997, Mr. Murphy served as a director of Core Industries, a diversified conglomerate where he has held various executive level positions since 1981, including Executive Vice President and Secretary. Prior to Joining Core Industries, Mr. Murphy was a practicing attorney at the law firm of Bassey, Selesko, Couzens & Murphy, P.C. and a certified public accountant with the accounting firm of Deloitte & Touche. Mr. Murphy is also currently a director of The Michigan Foundation Company, a ready-mix concrete supplier, and Baker Financial, a financial consulting services firm. He is also a member of the Executive Committee for the University of Detroit Mercy.

     MEL S. LAVITT. Mr. Lavitt has served as a director of Jabil since September 1991. Mr. Lavitt has been a Managing Director at the investment banking firm of C.E. Unterberg, Towbin (or its predecessor) since August 1992 and is currently serving as Vice Chairman and Managing Director. From June 1987 until August 1992, Mr. Lavitt was President of Lavitt Management, a business consulting firm. From 1978 until June 1987, Mr. Lavitt served as an Administrative Managing Director for the investment banking firm of L.F. Rothschild, Unterberg, Towbin, Inc. Mr. Lavitt is also a director of Captiva Corporation and St. Bernard Software.

     STEVEN A. RAYMUND. Mr. Raymund has served as a director of Jabil since January 1996. Mr. Raymund began his career at Tech Data Corporation, a distributor of personal computer products, in 1981 as Operations Manager. He became Chief Operating Officer in 1984 and was promoted to the position of Chief Executive Officer of Tech Data Corporation in 1986. Mr. Raymund also serves as Chairman of the Board of Tech Data Corporation, a position he has held since 1991.

     FRANK A. NEWMAN. Mr. Newman has served as a director of Jabil since January 1998. Mr. Newman is a private investor and advisor to health care and pharmaceutical companies. From April 2000 until January 2001, Mr. Newman was President, Chief Executive Officer and a director of more.com, an Internet pharmaceutical company. From June 1993 to June 2000, Mr. Newman served as President, Chief Operating Officer and director, from February 1996 until June 2000 as Chief Executive Officer and from February 1997 to June 2000 as Chairman of the Board of Eckerd Corporation, a retail drug store chain. From January 1986 until May 1993, Mr. Newman was the President, Chief Executive Officer and a director of F&M Distributors, Inc., a retail drug store chain. Mr. Newman is also a director of JoAnn Stores, Inc. and Direct Meds, Inc.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of Jabil held a total of eight meetings and took action by written consent twelve times during the 2001 fiscal year. All Directors attended 75% or more of the aggregate number of Board meetings and committee meetings. The Board of Directors has a Compensation Committee, two Stock Option Committees and an Audit Committee; however, it currently has no nominating committee or other committee performing similar functions.

     The Compensation Committee, which currently consists of Messrs. Raymund and Newman, reviews and establishes specific compensation plans, salaries, bonuses and other benefits payable to Jabil's executive officers. During fiscal year 2001, the Compensation Committee held one meeting.

     The Stock Option Committee that administers Jabil's 1992 Stock Option Plan with respect to individuals who are neither directors nor officers of Jabil currently consists of Messrs. Morean and Main. During fiscal year 2001, the Stock Option Committee held thirty-six meetings.

     The Stock Option Committee that is generally empowered to administer Jabil's 1992 Stock Option Plan with respect to all individuals and the 1992 Employee Stock Purchase Plan consists of Messrs. Raymund and Newman. During fiscal year 2001, the Stock Option Committee held three meetings.

     The Audit Committee assists the Board of Directors in fulfilling the Board's oversight responsibilities relating to (1) the financial reports and other financial information provided by Jabil to the public, (2) Jabil's systems of internal controls regarding finance and accounting established by management and the Board, and (3) Jabil's auditing, accounting and financial reporting processes generally.

     Jabil's Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement. The members of the Audit Committee are currently Messrs. Raymund, Lavitt and Newman, and are independent, as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards. During fiscal year 2001, the Audit Committee held six meetings.

COMPENSATION OF DIRECTORS

     Non-employee directors receive $5,000 per Board of Directors meeting that they attend. No other director currently receives any cash compensation for attendance at Board of Directors or committee meetings. Directors are entitled to reimbursement for expenses incurred in connection with their attendance at Board of Directors meetings and committee meetings. In addition, non-employee directors are also eligible to receive stock option grants pursuant to Jabil's 1992 Stock Option Plan, as amended. See "Certain Transactions" for information regarding compensation payable to Mr. Murphy for certain consulting services.

                                 PROPOSAL NO. 2

             APPROVAL OF JABIL'S 2002 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

     The Jabil 2002 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in October 2001. At the Annual Meeting, you are being asked to approve the adoption of the Purchase Plan and the issuance of 2,000,000 shares of common stock under the Purchase Plan. The Purchase Plan, which is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), permits eligible employees to purchase Jabil's common stock at a discount through payroll deductions. The Purchase Plan is intended to replace, and is substantially similar to, the current 1992 Employee Stock Purchase Plan. The terms of the current 1992 Employee Stock Purchase Plan require its termination before October 2002.

SUMMARY OF THE PURCHASE PLAN

     The following summary of the principal features and effects of the Purchase Plan is qualified in its entirety by the terms of the Purchase Plan, which is attached to this proxy as Appendix B.

     Purpose. The purpose of the Purchase Plan is to provide employees of Jabil and certain of its subsidiaries as designed by the Board (the "Subsidiaries") with an opportunity to purchase common stock through accumulated payroll deductions. Jabil intends to have the Purchase Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. The Board may adopt sub-plans applicable to particular Subsidiaries, which sub-plans may be designed to be outside the scope of Section 423 of the Code. With limited exceptions, the rules of such sub-plans may take precedence over other provisions of the Purchase Plan. The ability to adopt such sub-plans will facilitate Jabil's global expansion.

     Administration. The Purchase Plan will be administered by the Board of Directors or a committee of members of the Board appointed by the Board (the "Administrator"). Every finding, decision and determination by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties. The Board may adopt rules and procedures relating to the operation of the Purchase Plan to accommodate the specific requirements of local laws and procedures.

     Eligibility. All employees of Jabil or its Subsidiaries are eligible to participate after 90 days of continuous employment if they are regularly employed for at least 20 hours per week and more than five months per calendar year. Participation in the Purchase Plan ends automatically on termination of employment with Jabil or a Subsidiary. Eligible employees may become a participant by completing a subscription agreement authorizing payroll deductions and filing it with Jabil's payroll office at least ten business days before the applicable enrollment date.

     Offering Periods. The Purchase Plan is implemented by consecutive six month offering periods commencing on the first trading day on or after July 1, 2002 and on January 1 and July 1 of each year thereafter.

     Purchase Price. The purchase price per share of the shares offered under the Purchase Plan in a given offering period shall be the lower of 85% of the fair market value of a share of common stock on the enrollment date or 85% of the fair market value of a share of common stock on the exercise date. The fair market value of the common stock on a given date shall be the closing sale price of a share of common stock for such date as reported by the New York Stock Exchange or any other established stock exchange or national market system on which the common stock is listed. The shares of Jabil common stock purchased pursuant to the Purchase Plan will represent newly-issued shares.

     Payroll Deductions. The purchase price for the shares of common stock is accumulated by payroll deductions during the offering period in amounts elected by the participants not exceeding 10% of such participants eligible compensation during the offering period, which is defined in the Purchase Plan to include all regular straight earnings and any payments for overtime, shift premiums, commissions, incentive compensation, incentive payments, regular bonuses and other compensation. A participant may discontinue his or her participation in the Purchase Plan at any time during the offering period. Payroll deductions shall commence on the first payday following the enrollment date, and shall end on the exercise date of the offering period unless sooner terminated as provided in the Purchase Plan. No interest shall accrue on a participant's payroll deductions.

     Grant and Exercise of Option. The maximum number of shares placed under option to a participant in an offering period is that number determined by dividing the amount of the participant's total payroll deductions to be accumulated prior to an exercise date by the lower of 85% of the fair market value of the common stock at the beginning of the offering period or on the exercise date, provided that a participant will not be permitted to purchase during each offering period more than a number of shares determined by dividing $12,500 by the fair market value of Jabil's common stock on the enrollment date. Unless a participant withdraws from the Purchase Plan, such participant's option for the purchase of shares of common stock will be exercised automatically on each exercise date for the maximum number of whole shares of common stock at the applicable price. As promptly as practicable after each exercise date on which a participant's purchase of shares of common stock occurs, Jabil will arrange the delivery to the participant of a certificate representing the shares of common stock purchased upon exercise of the participant's option. Notwithstanding the foregoing, no employee will be permitted to subscribe for shares of common stock under the Purchase Plan if, immediately after the grant of the option, the employee would own five percent or more of the voting power or value of all classes of stock of Jabil or of any of its subsidiaries (including stock that may be purchased under the Purchase Plan or pursuant to any other options), nor shall any employee be granted an option that would permit the employee to buy under all employee stock purchase plans of Jabil more than $25,000 worth of stock (determined at the fair market value of the shares of common stock at the time the option is granted) in any calendar year. Options may be granted under the Purchase Plan from time to time in substitution for stock options held by employees of another corporation who become, or who became prior to the effective date of the Purchase Plan, employees of Jabil or one of its subsidiaries as a result of a merger with or acquisition by Jabil.

     Withdrawal; Termination of Employment. Employees may end their participation in the offering at any time during the offering period, and participation ends automatically on termination of employment with Jabil or a Subsidiary. A participant will be required to withdraw all of the payroll deductions credited to such participant's account and not yet used and must give written notice of such withdrawal to Jabil.

     Transferability. No rights or accumulated payroll deductions of a participant under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or by designation of a beneficiary as provided in the Purchase
Plan) and any such attempt may be treated by Jabil as an election to withdraw from the Purchase Plan.

     Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control. Subject to any required action by Jabil's stockholders, the shares of common stock reserved under the Purchase Plan, as well as the price per share of common stock covered by each option under the Purchase Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of shares of common stock effected without receipt of consideration by Jabil; provided, however, that conversion of any convertible securities of Jabil shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. In the event of the proposed dissolution or liquidation of Jabil, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of Jabil or a merger of Jabil with or into another corporation, the Purchase Plan provides that each option under the Purchase Plan be assumed or an equivalent option be substituted by the successor or purchaser corporation, unless the Board determines to shorten the offering period or to cancel each outstanding right to purchase and to refund all sums collected during that offering period to the participants.

     Amendment and Termination. Jabil's Board of Directors may at any time and for any reason terminate or amend the Purchase Plan. Except as provided in the Purchase Plan with respect to adjustments upon changes in capitalization, dissolution, merger, asset sale or change of control, no such termination can affect options previously granted, provided that an offering period may be terminated by the Board of Directors on any exercise date if the Board determines that the termination of the Purchase Plan is in the best interests of Jabil and its stockholders. Except as provided in the Purchase Plan with respect to adjustments upon changes in capitalization, dissolution, merger, asset sale or change of control, no amendment may make any change in any option theretofore granted that adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), Jabil shall obtain stockholder approval of any amendment to the Purchase Plan in such a manner and to such a degree as required. Unless terminated sooner, the Purchase Plan will terminate on October 17, 2011.

FEDERAL TAX INFORMATION FOR THE PURCHASE PLAN

     The Purchase Plan and the rights of participants to make purchases under the Purchase Plan are intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares of common stock, the participant will generally be subject to tax, and the amount of the tax will depend upon the holding period. If the shares of common stock are sold or otherwise disposed of more than two years from the first day of the offering period, the participant will recognize ordinary income measured as the lesser of
(a) the excess of the fair market value of the shares of common stock at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares of common stock as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares of common stock are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares of common stock on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. Jabil is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares of common stock prior to the expiration of the holding period(s) described above. The foregoing is only a summary of the effect of federal income taxation upon the participant and Jabil with respect to the shares of common stock purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The continued success of Jabil depends upon its ability to attract and retain highly qualified and competent employees. The Purchase Plan enhances that ability and provides additional incentive to such personnel to advance the interests of Jabil and its stockholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                 PROPOSAL NO. 3

                 APPROVAL OF JABIL'S 2002 STOCK INCENTIVE PLAN

GENERAL

     The Jabil 2002 Stock Incentive Plan (the "Incentive Plan") was adopted by the Board of Directors in October 2001. At the Annual Meeting, you are being asked to approve the adoption of the Incentive Plan and the issuance of 7,000,000 shares of common stock under the Incentive Plan. If the proposed Incentive Plan is not approved by the Jabil stockholders, then it will not go into effect. The Incentive Plan is intended to replace the current 1992 Stock Option Plan, which by its terms must terminate in October 2002, and to provide stock option awards that are substantially similar to the awards provided by the current plan as well as other types of stock-based awards.

SUMMARY OF THE INCENTIVE PLAN

     The following summary of the Incentive Plan is qualified in its entirety by the terms of the Incentive Plan, which is attached to this proxy as Appendix C.

     Purpose. The purposes of the Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of Jabil and to promote the success of Jabil's business.

     Awards. The Incentive Plan provides for awards of incentive stock options, nonstatutory stock options, stock awards, performance units, performance shares and stock appreciation rights. The Board may adopt sub-plans applicable to particular Subsidiaries. With limited exceptions, the rules of such sub-plans may take precedence over other provisions of the Incentive Plan. The ability to adopt such sub-plans will facilitate Jabil's global expansion.

     Stock Subject to the Incentive Plan. The aggregate number of shares of common stock that may be subject to awards under the Incentive Plan, subject to adjustment upon a change in capitalization, is 7,000,000 shares (compared to the 18,784,944 shares that were authorized for issuance pursuant to the existing 1992 Stock Option Plan). Such shares of common stock may be authorized, but unissued, or reacquired shares of common stock. Shares of common stock that were subject to Incentive Plan awards that expire or become unexercisable without having been exercised in full and shares of common stock that are delivered to or withheld by Jabil as payment for all or any portion of the exercise price of an award or the withholding of taxes shall become available for future awards under the Incentive Plan. The number of shares of common stock authorized for issuance under the Incentive Plan will be increased by any shares of common stock that were previously authorized to be optioned and sold under the 1992 Stock Option Plan and that are not subject to outstanding options when the 1992 Stock Option Plan terminates prior to October 2002. As of the Record Date, the number of shares of common stock authorized for issuance under the 1992 Stock Option Plan that are not subject to outstanding options is 6,111,702.

     Administration. The Incentive Plan may be administered by the Board of Directors or one or more committees of the Board (the "Administrator"). The Board may require that the Administrator be constituted to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"),
Section 162(m) of the Code, or both. Subject to the other provisions of the Incentive Plan, the Administrator has the power to determine the terms of each award granted, including the exercise price, the number of shares subject to the award and the exercisability thereof. In accordance with applicable law, the Board may, by a resolution adopted by the Board, authorize one or more officers of Jabil to designate officers (other than the officer so authorized) and employees of Jabil to be recipients of stock options and determine the number of stock options to be granted. Such a Board resolution must specify the total number and the terms, including exercise price, of the stock options that an officer or officers of Jabil may grant.

     Eligibility. The Incentive Plan provides that the Administrator may grant awards to employees and consultants, including non-employee directors. The Administrator may grant incentive stock options only to employees. A grantee who has received a grant of an award may, if he is otherwise eligible, receive additional award grants. The Administrator selects the grantees and determines the number of shares of common stock to be subject to each award. In making such determination, the Administrator shall take into account the duties and responsibilities of the employee or consultant, the value of his services, his potential contribution to the success of Jabil, the anticipated number of years of future service and other relevant factors. The Administrator shall not grant to any employee, in any fiscal year of Jabil, stock options to purchase more than 3,000,000 shares of common stock.

     Maximum Term and General Terms and Conditions of Awards. With respect to any grantee who owns stock possessing 10% or more of the voting power of all classes of stock of Jabil (a "10% Stockholder"), the maximum term of any incentive stock option granted to such optionee must not exceed five years. The term of all other options granted under the Incentive Plan may not exceed ten years.

     Each award granted under the Incentive Plan is evidenced by a written agreement between the grantee and Jabil and is subject to the following general terms and conditions:

          (a) Termination of Employment. If a grantee's continuous status as an employee or consultant terminates for any reason (other than upon the grantee's death or disability), the grantee may exercise his unexercised option or stock appreciation right, but only within such period of time as is determined by the Administrator (with such determination being made at the time of grant and not exceeding 3 months in the case of an incentive stock option) and only to the extent that the grantee was entitled to exercise it at the date of such termination (but in no event may the option or stock appreciation right be exercised later than the expiration of the term of such award as set forth in the award agreement). A grantee's stock award shall be forfeited, to the extent it is forfeitable immediately before the date of such termination, or settled by delivery of the appropriate number of unrestricted shares, to the extent it is nonforfeitable. A grantee's performance shares or performance units with respect to which the performance period has not ended as of the date of such termination shall terminate.

          (b) Disability. If a grantee's continuous status as an employee or consultant terminates as a result of permanent and total disability (as defined in Section 22(e)(3) of the Code), the grantee may exercise his unexercised option or stock appreciation right, but only within 12 months from the date of such termination, and only to the extent that the optionee was entitled to exercise it at the date of such termination (but in no event may the option or stock appreciation right be exercised later than the expiration of the term of such award as set forth in the award agreement). A grantee's stock award shall be forfeited, to the extent it is forfeitable immediately before the date of such termination, or settled by delivery of the appropriate number of unrestricted shares, to the extent it is nonforfeitable. A grantee's performance shares or performance units with respect to which the performance period has not ended as of the date of such termination shall terminate.

          (c) Death. In the event of a grantee's death, the grantee's estate or a person who acquired the right to exercise the deceased grantee's option or stock appreciation right by bequest or inheritance may exercise the option or stock appreciation right, but only within 12 months following the date of death, and only to the extent that the grantee was entitled to exercise it at the date of death (but in no event may the option or stock appreciation right be exercised later than the expiration of the term of such award as set forth in the award agreement). A grantee's stock award shall be forfeited, to the extent it is forfeitable immediately before the date of such termination, or settled by delivery of the appropriate number of unrestricted shares, to the extent it is nonforfeitable. A grantee's performance shares or performance units with respect to which the performance period has not ended as of the date of such termination shall terminate.

          (d) Nontransferability of Awards. Except as described below, an award granted under the Incentive Plan is not transferable by the grantee, other than by will or the laws of descent and distribution, and is exercisable during the grantee's lifetime only by the grantee. In the event of the grantee's death, an option or stock appreciation right may be exercised by a person who acquires the right to exercise the award by bequest or inheritance. To the extent and in the manner permitted by applicable law and the Administrator, a grantee may transfer an award to certain family members and other individuals and entities.

     Terms and Conditions of Options. Each option granted under the Incentive Plan is subject to the following terms and conditions:

          (a) Exercise Price. The Administrator determines the exercise price of options to purchase shares of common stock at the time the options are granted. As a general rule, the exercise price of an option must be no less than 100% (110% for an incentive stock option granted to a 10% Stockholder) of the fair market value of the common stock on the date the option is granted. This general rule is different than the exercise price provision of the 1992 Stock Option Plan, which does not place such a restriction on the exercise price of a nonstatutory stock option. The Incentive Plan provides exceptions for certain options granted in connection with an acquisition by Jabil of another corporation or granted as inducements to an individual's commencing employment with Jabil. For so long as Jabil's common stock is traded on the NYSE, the fair market value of a share of common stock shall be the closing sales price for such stock (or the closing bid if no sales were reported) as quoted on such system on the last market trading day prior to the date of determination of such fair market value.

          (b) Exercise of the Option. Each award agreement specifies the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined by the Administrator. An option is exercised by giving written notice of exercise to Jabil, specifying the number of full shares of common stock to be purchased and by tendering full payment of the purchase price to Jabil.

          (c) Form of Consideration. The consideration to be paid for the shares of common stock issued upon exercise of an option is determined by the Administrator and set forth in the award agreement. Such form of consideration may vary for each option, and may consist entirely of cash, check, promissory note, other shares of the Jabil's common stock, any combination thereof, or any other legally permissible form of consideration as may be provided in the Incentive Plan and the award agreement.

          (d) Value Limitation. If the aggregate fair market value of all shares of common stock subject to a grantee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options.

          (e) Other Provisions. The award agreement may contain such other terms, provisions and conditions not inconsistent with the Incentive Plan as may be determined by the Administrator. Shares of common stock covered by options which have terminated and which were not exercised prior to termination will be returned to the Incentive Plan.

     Stock Appreciation Rights. The Administrator may grant stock appreciation rights in tandem with an option or alone and unrelated to an option. Tandem stock appreciation rights shall expire no later than the expiration of the related option. Stock appreciation rights may be exercised by the delivery to Jabil of a written notice of exercise. The exercise of a stock appreciation right will entitle the grantee to receive the excess of the percentage stated in the award agreement of the fair market value of a share of common stock over the exercise price for each share of common stock with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right may be in cash, shares of common stock or a combination of cash and shares of common stock.

     Stock Awards. The Administrator may grant awards of shares of common stock in such amount and upon such terms and conditions as the Administrator specifies in the award agreement.

     Performance Units and Performance Shares. The Administrator may grant awards of performance units and performance shares in such amounts and upon such terms and conditions, including the performance goals and the performance period, as the Administrator specifies in the award agreement. The Administrator will establish an initial value for each performance unit on the date of grant. The initial value of a performance share will be the fair market value of a share of common stock on the date of grant. Payment of earned performance units or performance shares will be occur following the close of the applicable performance period and in the form of cash, shares of common stock or a combination of cash and shares of common stock.

     Adjustment upon Changes in Capitalization. In the event of changes in the outstanding stock of Jabil by reason of any stock splits, reverse stock splits, stock dividends, mergers, recapitalizations or other change in the capital structure of Jabil, an appropriate adjustment shall be made by the Board of Directors in: (i) the number of shares of common stock subject to the Incentive Plan, (ii) the number and class of shares of common stock subject to any award outstanding under the Incentive Plan, and (iii) the exercise price of any such outstanding award. The determination of the Board of Directors as to which adjustments shall be made shall be conclusive.

     Change in Control. In the event of a change in control of Jabil, any award outstanding on the date of such change in control that is not yet vested shall become fully vested on the earlier of (i) the first anniversary of the date of such change in control, if the grantee's continuous status as an employee or consultant of Jabil does not terminate prior to such anniversary, or (ii) the date of termination of the grantee's continuous status as an employee or consultant of Jabil as a result of termination by Jabil or its successor without cause or resignation by the grantee for good reason. However, an award will not become fully vested due to a change in control if the grantee's continuous status as an employee or consultant terminates as a result of termination by Jabil or its successor for cause or resignation by the grantee without good reason.

     In the event of a proposed dissolution or liquidation of Jabil, all outstanding awards will terminate immediately before the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any option or stock appreciation right shall terminate as of a date fixed by the Board and give each grantee the right to exercise his option or stock appreciation right as to all or any part of the stock covered by such award, including shares as to which the option or stock appreciation right would not otherwise be exercisable.

     In the event of a merger of Jabil with or into another corporation, the sale of substantially all of the assets of Jabil or the acquisition by any person, other than Jabil, of 50% or more of Jabil's then outstanding securities, each outstanding option and stock appreciation right shall be assumed or an equivalent option and stock appreciation right shall be substituted by the successor corporation; provided, however, if such successor or purchaser refuses to assume the then outstanding options or stock appreciation rights, the Incentive Plan provides for the acceleration of the exercisability of all or some outstanding options and stock appreciation rights.

     Amendment and Termination of the Incentive Plan. The Board may at anytime amend, alter, suspend or terminate the Incentive Plan. Jabil shall obtain stockholder approval of any amendment to the Incentive Plan in such a manner and to such a degree as is necessary and desirable to comply with Rule 16b-3 of the Exchange Act or Section 422 of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which the common stock is listed or quoted). No amendment or termination of the Incentive Plan shall impair the rights of any grantee, unless mutually agreed otherwise between the grantee and Jabil, which agreement must be in writing and signed by the grantee and Jabil. In any event, the Incentive Plan shall terminate on October 17, 2011. Any awards outstanding under the Incentive Plan at the time of its termination shall remain outstanding until they expire by their terms.

FEDERAL TAX INFORMATION

     Pursuant to the Incentive Plan, Jabil may grant either "incentive stock options," as defined in Section 422 of the Code, nonstatutory options, stock appreciation rights, stock awards, performance units or performance shares.

     An optionee who receives an incentive stock option grant will not recognize any taxable income either at the time of grant or exercise of the option, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or other disposition of the shares more than two years after the grant of the option and one year after the exercise of the option, any gain or loss will be treated as a long-term or short-term capital gain or loss, depending upon the holding period. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or disposition equal to the difference between the exercise price and the lower of (a) the fair market of the shares at the date of the option exercise or (b) the sale price of the shares. Jabil will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she receives a nonstatutory option grant. However, upon exercise of the nonstatutory option, the optionee will recognize ordinary taxable income generally measured as the excess of the fair market value of the shares purchased on the date of exercise over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of Jabil will be subject to tax withholding by Jabil. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the option will be treated as long-term or short-term capital gain or loss, depending on the holding period. Jabil will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

     With respect to stock awards, stock appreciation rights, performance units and performance shares that may be settled either in cash or in shares of common stock that are either transferable or not subject to a substantial risk of forfeiture under Section 83 of the Code, the grantee will realize ordinary taxable income, subject to tax withholding, equal to the amount of the cash or the fair market value of the shares of common stock received. Jabil will be entitled to a deduction in the same amount and at the same time as the compensation income is received by the participant.

     With respect to shares of common stock that are both nontransferable and subject to a substantial risk of forfeiture the participant will realize ordinary taxable income equal to the fair market value of the shares of common stock at the first time the shares of common stock are either transferable or not subject to a substantial risk of forfeiture. Jabil will be entitled to a deduction in the same amount and at the same time as the ordinary taxable income realized by the grantee.

     The foregoing is only a summary of the effect of federal income taxation upon the grantee and Jabil with respect to the grant and exercise of awards under the Incentive Plan, does not purport to be complete, and does not discuss the tax consequences of the grantee's death or the income tax laws of any municipality, state or foreign country in which a grantee may reside.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     Your Board believes that the proposed Incentive Plan is necessary in order to continue to provide incentives to existing and future officers and employees of Jabil. The current 1992 Stock Option Plan expires in October of 2002.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                 PROPOSAL NO. 4

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected KPMG LLP to audit the financial statements of Jabil for the fiscal year ending August 31, 2002. KPMG LLP (or its predecessor firm) has audited Jabil's financial statements since the fiscal year ended August 31, 1984. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

                             AUDIT COMMITTEE REPORT

     Jabil's Audit Committee serves to assist the Board in fulfilling the oversight responsibilities it has under the law with respect to financial reports and other financial information provided by Jabil to the public, Jabil's systems of internal controls regarding finance and accounting that management and the Board have established, and Jabil's auditing, accounting and financial reporting processes generally. Jabil's management has primary responsibility for preparing Jabil's financial statements and its financial reporting process. Jabil's independent accountants, KPMG LLP, are responsible for expressing an opinion on the conformity of Jabil's audited financial statements to generally accepted accounting principles.

     In this context, the Audit Committee reports as follows:

          1. The Audit Committee has reviewed and discussed the audited financial statements with Jabil's management.

          2. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU sec. 380).

          3. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with KPMG LLP their independence.

          4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to Jabil's Board, and the Board has approved, that the audited financial statements be included in Jabil's Annual Report on Form 10-K for the fiscal year ended August 31, 2001, for filing with the Securities and Exchange Commission.

                                          Submitted by the Audit Committee

                                          Mel S. Lavitt
                                          Steven A. Raymund
                                          Frank A. Newman

AUDIT AND OTHER FEES

     The fees billed to Jabil by KPMG LLP for fiscal year 2001 were as follows:

     Audit Fees. Audit fees billed to us by KPMG for its audit of Jabil's annual financial statements and its review of Jabil's quarterly financial statements was $963,000.

     Financial Information Systems Design and Implementation Fees. KPMG LLP did not bill us for any fees related to financial information systems design and implementation.

     All Other Fees. Fees billed to us by KPMG LLP for all other non-audit services rendered, including tax related services totaled $980,000.

     The Audit Committee has considered whether the provision of the services included in the categories "All Other Fees" and "Financial Information System Design and Implementation Fees" is compatible with maintaining the independence of KPMG LLP.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     If the stockholders do not approve the selection of KPMG LLP, the appointment of the independent auditors will be reconsidered by the Board of Directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                               OTHER INFORMATION

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of common stock of Jabil as of the Record Date by: (i) each of Jabil's directors and nominees for director; (ii) each of the Named Officers listed in the Summary Compensation Table below; (iii) all current directors and executive officers of Jabil as a group; and (iv) each person known by Jabil to own beneficially more than 5% of the outstanding shares of its common stock. The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares as to which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned. A total of 197,145,922 shares of Jabil's common stock were issued and outstanding as of the Record Date.

                                                              NUMBER OF    PERCENT OF
    DIRECTORS, NAMED OFFICERS AND PRINCIPAL STOCKHOLDERS        SHARES       TOTAL
    ----------------------------------------------------      ----------   ----------
Principal Stockholders:
  William D. Morean(1)(2)...................................  33,980,028      17.2%
  c/o Jabil Circuit, Inc.
  10560 Ninth Street North
  St. Petersburg, Florida 33716
  Audrey M. Petersen(1)(3)..................................  23,865,268      12.1%
  c/o Jabil Circuit, Inc.
  10560-Ninth Street North
  St. Petersburg, Florida 33716
  Capital Research and Management Company(4)................  10,310,000       5.2%
  333 South Hope Street
  Los Angeles, California 90071
Directors(5):
  Thomas A. Sansone(6)......................................   5,371,462       2.7%
  Timothy L. Main(7)........................................     591,062         *
  Lawrence J. Murphy(8).....................................     159,366         *
  Mel S. Lavitt(9)..........................................     228,300         *
  Steven A. Raymund(10).....................................      70,300         *
  Frank A. Newman(11).......................................      58,700         *
Named Officers:
  Ronald J. Rapp(12)........................................     124,538         *
  Wesley B. Edwards(13).....................................     339,741         *
  Mark T. Mondello(14)......................................     344,102         *
  Chris A. Lewis(15)........................................     189,394         *
All current directors and executive officers as a group (29
  persons)(16)..............................................  42,714,208      21.4%

---------------

  *  Less than one percent.
 (1) Includes (i) 20,239,987 shares held by the William E. Morean Residual Trust, as to which Mr. Morean and Ms. Audrey Petersen (Mr. Morean's mother) share voting and dispositive power as members of the Management Committee created under the Trust, and (ii) 6,291 shares held by the William D. Morean Trust, of which Mr. Morean is trustee, as to which Mr. Morean has sole voting and dispositive power.
 (2) Includes (i) 13,230,850 shares held of record by Cheyenne Holdings Limited Partnership, a Nevada limited partnership, of which Morean Management Company is the sole general partner, as to which Mr. Morean has sole voting and dispositive power, (ii) 400,000 shares held of record by Eagle's Wing

Foundation, a private charitable foundation of which Mr. Morean is a director and with respect to which Mr. Morean may be deemed to have shared voting and dispositive power, and (iii) 102,900 shares subject to options held by Mr.
     Morean that are exercisable within 60 days of the Record Date.
 (3) Includes (i) 3,579,870 shares held by Morean Limited Partnership, a North Carolina limited partnership, of which Morean-Petersen, Inc. is the sole general partner, as to which Ms. Petersen has shared voting and dispositive power; Ms. Petersen is the President of Morean-Petersen, Inc., (ii) 5,010 shares held by Audrey Petersen Revocable Trust, of which Ms. Petersen is trustee, as to which Ms. Petersen has sole voting and dispositive power,
     (iii) 20,239,987 shares held by the William E. Morean Residual Trust and
     (iv) 40,400 shares held of record by the Morean Petersen Foundation, Inc., a private charitable foundation of which Ms. Petersen is a director and with respect to which Ms. Petersen may be deemed to have shared voting and dispositive power.
 (4) We obtained information about shares owned by Capital Research and Management Company from a Schedule 13G filed by Capital Research and Management Company with the SEC as of February 12, 2001.
 (5) Mr. Morean is a Director of Jabil in addition to being a Principal Stockholder.
 (6) Includes (i) 4,531,600 shares held by TASAN Limited Partnership, a Nevada limited partnership, of which TAS Management, Inc. is the sole general partner, as to which Mr. Sansone has sole voting and dispositive power; Mr. Sansone is President of TAS Management, Inc., (ii) 710,000 shares held by Life's Requite, Inc., a private charitable foundation of which Mr. Sansone is a director and as to which Mr. Sansone may be deemed to have shared voting and dispositive power, and (iii) 129,862 shares subject to options held by Mr. Sansone that are exercisable within 60 days of the Record Date.
 (7) Includes 492,634 shares subject to options held by Mr. Main that are exercisable within 60 days of the Record Date.
 (8) Includes 131,366 shares subject to options held by Mr. Murphy that are exercisable within 60 days of the Record Date.
 (9) Includes 20,300 shares subject to options held by Mr. Lavitt that are exercisable within 60 days of the Record Date.
(10) Includes 8,460 shares subject to options held by Mr. Raymund that are exercisable within 60 days of the Record Date.
(11) Represents shares subject to options held by Mr. Newman that are exercisable within 60 days of the Record Date.
(12) Includes 42,584 shares subject to options held by Mr. Rapp that are exercisable within 60 days of the Record Date.
(13) Includes 235,644 shares subject to options held by Mr. Edwards that are exercisable within 60 days of the Record Date.
(14) Includes 239,050 shares subject to options held by Mr. Mondello that are exercisable within 60 days of the Record Date.
(15) Includes 53,918 shares subject to options held by Mr. Lewis that are exercisable within 60 days of the Record Date.
(16) Includes 2,298,381 shares subject to options held by 22 executive officers, two employee directors and five non-employee directors that are exercisable within 60 days of the Record Date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires Jabil's officers and directors, and persons who own more than ten percent of a registered class of Jabil's equity securities, to file initial reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish Jabil with copies of all such forms that they file.

     Based solely on its review of the copies of such forms received by Jabil from certain reporting persons, Jabil believes that, during the fiscal year ended August 31, 2001, all Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders were complied with.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Jabil's Compensation Committee was formed in November 1992 and is currently composed of Messrs. Newman and Raymund. No member of the Compensation Committee is currently or was formerly an officer or an employee of Jabil or its subsidiaries.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table shows, as to (i) the Chief Executive Officer, and (ii) each of the four other most highly compensated executive officers (a) whose salary plus bonus exceeded $100,000 during the last fiscal year, and (b) who served as executive officers at fiscal year end, in addition to any individuals who were not serving as executive officers at fiscal year end but who, if they had been, would have been included among the four most highly compensated executive officers (collectively the "Named Officers"), information concerning compensation paid for services to Jabil in all capacities during the three fiscal years ended August 31, 2001:

                                                            ANNUAL
                                                       COMPENSATION(1)
                                            FISCAL   --------------------       ALL OTHER
NAME AND PRINCIPAL POSITION                  YEAR    SALARY($)   BONUS($)   COMPENSATION($)(2)
---------------------------                 ------   ---------   --------   ------------------
Timothy L. Main...........................   2001    $656,154    $ 70,000        $38,519
  Chief Executive Officer,................   2000     397,308     370,000         31,674
  President and Director(3)...............   1999     298,846     151,557         33,329
Ronald J. Rapp............................   2001    $363,077    $ 40,000        $24,830
  Chief Operating Officer.................   2000     194,231     219,882         42,828
                                             1999     274,423     139,537         28,735
Wesley B. Edwards.........................   2001    $275,000    $ 27,500        $19,557
  Senior Vice President,..................   2000     274,327     246,875         22,715
  Operations..............................   1999     248,846     139,537         25,835
Mark T. Mondello..........................   2001    $275,000    $ 27,500        $19,557
  Senior Vice President,..................   2000     271,366     246,875         23,582
  Business Development....................   1999     140,000     108,757         15,153
Chris A. Lewis............................   2001    $275,616    $ 28,000        $17,382
  Chief Financial Officer.................   2000     248,654     179,688         18,707
                                             1999     199,423      92,875         19,704

---------------

(1) Compensation deferred at the election of executive is included in the year earned.
(2) Represents payments pursuant to Jabil's Profit Sharing Plan. The Board of Directors determines the aggregate amount of payments under the plan based on quarterly financial results. The actual amount paid to individual participants is based on the participant's salary and bonus actually paid (not necessarily earned) during such quarter.

     During the last three fiscal years, Jabil has not provided to the Named Officers any compensation disclosable as "Other Annual Compensation" (except for perquisites that, for any Named Officer, were less than the lesser of $50,000 or 10% of such Named Officer's total salary and bonus), nor has it granted any restricted stock awards or options to Named Officers. Jabil does not have any long-term incentive plans within the meaning of SEC rules.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information as to stock options granted to all Named Officers during the fiscal year ended August 31, 2001. These options were granted under our 1992 Stock Option Plan and, unless otherwise indicated, provide for vesting as to 12% of the underlying common stock six months after the date of grant, then 2% per month thereafter. Options were granted at an exercise price equal to 100% of the fair market value of our common stock on the date of grant. The amounts under "Potential Realizable Value at Assumed Annual Rate of Stock Appreciation for Option Term" represent the hypothetical gains of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over their exercise price for the full ten-year term of the options. The assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future common stock prices.

                                                                                       POTENTIAL REALIZABLE
                                                PERCENT                                  VALUE AT ASSUMED
                                 NUMBER OF       TOTAL                                 ANNUAL RATE OF STOCK
                                 SECURITIES     OPTIONS                               PRICE APPRECIATION FOR
                                 UNDERLYING    GRANTED TO    EXERCISE                     OPTION TERM($)
                                  OPTIONS     EMPLOYEES IN   PRICE PER   EXPIRATION   -----------------------
             NAME                GRANTED(#)   FISCAL YEAR      SHARE        DATE          5%          10%
             ----                ----------   ------------   ---------   ----------   ----------   ----------
Timothy L. Main................   141,900         4.51%       $42.75      10/12/10    $3,815,016   $9,668,000
Ronald J. Rapp.................    16,900          .54%        42.75      10/12/10       454,361    1,151,439
Wesley B. Edwards..............    28,600          .91%        42.75      10/12/10       768,918    1,948,589
Mark T. Mondello...............    28,300          .90%        42.75      10/12/10       760,852    1,928,149
Chris A. Lewis.................    23,500          .75%        42.75      10/12/10       631,803    1,601,113

OPTION EXERCISES AND FISCAL YEAR END OPTION VALUES

     The following table sets forth certain information concerning the exercise of options during the fiscal year ended August 31, 2001, and the aggregate value of unexercised options at August 31, 2001, for each of the Named Officers. Jabil does not have any outstanding stock appreciation rights.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                  OPTIONS AT              IN-THE-MONEY OPTIONS AT
                             SHARES                           AUGUST 31, 2001(#)           AUGUST 31, 2001($)(2)
                           ACQUIRED ON       VALUE        ---------------------------   ---------------------------
NAME                       EXERCISE(#)   REALIZED($)(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                       -----------   --------------   -----------   -------------   -----------   -------------
Timothy L. Main..........          0              0         413,884        373,616      $3,383,689     $1,810,845
Ronald J. Rapp...........          0              0         106,148         77,752       1,238,918        556,181
Wesley B. Edwards........          0              0         210,064        107,178       3,396,812        774,163
Mark T. Mondello.........          0              0         220,900         79,600       3,393,760        520,254
Chris A. Lewis...........     25,192        443,937          39,548         65,144         261,470        390,590

---------------

(1) The closing price for Jabil's common stock as reported through the NYSE on August 31, 2001 was $23.11. "Value Realized" is calculated on the basis of the difference between the option exercise price and $23.11 multiplied by the number of shares of Common Stock to which the exercise relates.
(2) These values, unlike the amounts set forth in the column entitled "Value Realized," have not been, and may never be, realized and are based on the positive spread between the respective exercise prices of outstanding options and the closing price of Jabil's Common Stock on August 31, 2001, the last day of trading for fiscal 2001.

CHANGE IN CONTROL ARRANGEMENTS

     On October 17, 2001, the Stock Option Committee of the Board adopted a resolution to amend all unexercised and unexpired stock options granted under Jabil's 1992 Stock Option Plan, including those options granted to Jabil's executive officers. The resolution adopted by the Committee sets forth the effect that a change in control of Jabil would have on the vesting of such options. Upon a change in control of Jabil, any option outstanding on the date of such change in control that is not yet vested shall become fully vested on the earlier of (i) the first anniversary of the date of such change in control, if the grantee's continuous status as an employee or consultant of Jabil does not terminate before such anniversary, or (ii) the date of termination of the grantee's continuous status as an employee or consultant of Jabil as a result of termination by Jabil or its successor without cause or resignation by the grantee for good reason. However, an award will not become fully vested due to a change in control if the grantee's continuous status as an employee or consultant terminates as a result of termination by Jabil or its successor for cause or resignation by the grantee without good reason. Jabil anticipates that options granted in the future will contain similar change in control provisions.

                              CERTAIN TRANSACTIONS

     C.E. Unterberg, Towbin (or its predecessors) has performed certain investment banking services for Jabil in the past and may be asked to perform investment banking services for Jabil in the future. Mel S. Lavitt, a director of Jabil, is a Managing Director of C.E. Unterberg, Towbin.

     During 2001, Jabil was a party to an agreement with an entity ("Indigo") controlled by William D. Morean, a director of Jabil, for Jabil's use of Indigo's aircraft for Jabil's business purposes. Under the lease, Jabil paid market competitive hourly rental rates and certain ancillary costs incurred while the aircraft were being used by Jabil, such as fuel, oil, landing fees, etc. Jabil did not pay for Mr. Morean's personal use of the aircraft. During the fiscal year ended August 31, 2001, Jabil paid $217,445 for its use of Indigo's aircraft. Mr. Morean also had an agreement with Jabil at market competitive rates for the limited use of Jabil's flight crew to operate non-Jabil aircraft for non-Jabil use. During the fiscal year ended August 31, 2001, Mr. Morean paid Jabil $66,429 for such flight crew's services. Jabil and Indigo also insure their respective aircraft under a mutual policy, which enabled Jabil to take advantage of a quantity discount for aircraft insurance and pay significantly less for its aircraft insurance than it would pay without the Indigo aircraft on the policy. During the fiscal year ended August 31, 2001, Indigo paid Jabil $59,949 for the portion of the cost of the policy attributable to Indigo's aircraft.

     In August 2001, Indigo sold one of its aircraft to General Electric Capital Corporation ("GECC"), a company that is unaffiliated with either Indigo, Mr. Morean or Jabil, for $15 million. The parties to the transaction believe the price paid for the aircraft was the fair market value, and was established by GECC after an internal GECC appraisal and using a blue book valuation service for used aircraft. Subsequent to the sale, Jabil entered into a lease agreement with GECC to lease the aircraft for Jabil business purposes. Under the terms of the lease, Jabil pays market competitive variable monthly lease payments of approximately $109,685 per month for the first five years of the lease and approximately $134,060 per month for the last five years of the lease. Jabil will also be responsible for all costs associated with the use, maintenance and insurance of the aircraft.

     Mr. Murphy, a director of Jabil, is also currently working for Jabil as a consultant. For the fiscal year ended August 31, 2001, Mr. Murphy received a base consulting fee of $142,500 and a $15,000 performance fee, and was granted options during fiscal year 2001 to purchase 17,000 shares of Jabil's common stock.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The Committee's Responsibilities: The Compensation Committee of the Board (the "Committee") has responsibility for setting and administering the policies which govern executive compensation. The Committee is composed entirely of outside directors. The purpose of this report is to summarize the philosophical principals, specific program objectives and other factors considered by the Committee in reaching its determinations regarding the compensation of Jabil's executive officers.

     Compensation Philosophy: The Committee has approved principals for the management compensation program which:

     - encourage the development and the achievement of strategic objectives that enhance long-term stockholder value,

     - attract, retain and motivate key personnel who contribute to long-term success of Jabil, and

     - provide a compensation package that recognizes individual contributions and company performance.

     Compensation Methodology: Jabil strives to provide a comprehensive executive compensation program that is competitive and performance-based in order to attract and retain superior executive talent. In making its recommendations to the Committee, management reviews market data and assesses Jabil's competitive position for three components of executive compensation: (1) base salary, (2) annual incentives, and (3) long-term incentives. To assist in benchmarking the competitiveness of its compensation programs, Jabil uses William M. Mercer Incorporated ("Mercer"), a nationally recognized executive compensation firm. Mercer utilizes a number of national compensation surveys and provides databases for companies of similar size to Jabil, as well as specific analysis of the compensation information contained in the proxy statements of a number of companies in the same industry as Jabil.

     Components of Compensation:

     - Base Salary. Base salary for all executive officer positions is targeted to be competitive with the average salaries of comparable executives at technology companies of similar size and is also intended to reflect consideration of an officer's experience, business judgment, and role in developing and implementing overall business strategy for Jabil. It is the intent of the Committee that Jabil's compensation of executive officers fall within the median of industry compensation levels. Base salaries are based upon qualitative and subjective factors, and no specific formula is applied to determine the weight of each factor.

     - Bonuses. Bonuses for executive officers are intended to reflect Jabil's belief that a significant portion of the annual compensation of the executive should be contingent upon the performance of Jabil, as well as the individual's contribution. Bonuses are paid on an annual or quarterly basis and are based on qualitative and subjective factors, including the pre-tax profitability of Jabil, business development, operational performance, earnings per share and other measures of performance appropriate to the officer compensated. Based on such factors, bonuses for executive officers were substantially less than those for prior fiscal years.

     - Long-Term Incentives. Jabil utilizes stock options as long-term incentives to attract and retain key personnel or reward exceptional performance. Stock options are granted periodically by the Stock Option Committee and are based on both qualitative and subjective factors. Options are granted with an exercise price equal to the fair market value of Jabil's Common Stock on the last market trading day prior to the date of determination (determined in accordance with the option plan) and grants made during the last fiscal year vest over a period of 50 months. This is designed to create an incentive to increase stockholder value over the long-term since the options will provide value to the recipient only when the price of the stock increases above the exercise price.

     Chief Executive Officer and President Compensation: The base salary of Mr. Main was increased to be competitive with the average salaries of comparable executives at technology companies of similar size, based on the findings of the Mercer report. The Compensation Committee also awarded a bonus to Mr. Main based upon certain subjective factors and the overall operating performance of Jabil during fiscal year 2001. Based on such factors, Mr. Main's bonus was substantially less than in prior fiscal years.

     IRS Limits on Deductibility of Compensation: Section 162(m) of the Internal Revenue Code of 1986, as amended, with certain exceptions, limits Jabil's tax deduction for compensation paid to Named Executives to $1,000,000 per covered executive year. Jabil expects no adverse tax consequences under
Section 162(m) for fiscal year 2001.

                                          By the Compensation Committee

                                          FRANK A. NEWMAN
                                          STEVEN A. RAYMUND

                     COMPANY STOCK PRICE PERFORMANCE GRAPH

     The following Performance Graph shows a comparison of cumulative total stockholder return for Jabil, the NYSE Stock Market -- US Companies and the Nasdaq Stock Market -- computer manufacturers stock for the 2001 fiscal year. Note that historic stock price performance is not necessarily indicative of future price performance.

                              (PERFORMANCE GRAPH)

-------------------------------------------------------------------------------------------------
INDEX                  08/31/1996   08/31/1997   08/31/1998   08/31/1999   08/31/2000   8/31/2001
-------------------------------------------------------------------------------------------------
 Jabil Circuit, Inc.     100.0        967.3        383.7        1463.3       4167.3       1509.2
 NYSE Stock Market
  (US Companies)         100.0        136.7        143.2         185.4        206.8        187.2
 Nasdaq Computer
  Manufacturers
  Stocks                 100.0        158.6        193.4         452.5        838.3        219.8

                                 OTHER MATTERS

     Jabil knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as Jabil may recommend.

                                          THE BOARD OF DIRECTORS

St. Petersburg, Florida
December 20, 2001

                                                                      APPENDIX A

                              JABIL CIRCUIT, INC.

                            AUDIT COMMITTEE CHARTER

ROLE

     The primary function of the audit committee of the board of directors of Jabil Circuit, Inc. (the "Company") is to assist the board of directors in fulfilling the oversight responsibilities it has under the law with respect to
(1) the financial reports and other financial information provided by the Company to the public, (2) the Company's systems of internal controls regarding finance and accounting established by management and the board, and (3) the Company's auditing, accounting, and financial reporting processes generally. The external auditors, in their capacity as independent public accountants, shall be responsible to the board of directors and the audit committee as representatives of the shareholders. The audit committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants and management of the Company. In discharging this oversight role, the committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

COMPOSITION

     Members of the audit committee shall be elected annually by the full board and shall hold office until the earlier of (1) the election of their respective successors, (2) the end of their service as a director of the Company (whether through resignation, removal, expiration of term, or death), or (3) their resignation from the committee. The membership of the audit committee shall consist of at least three independent directors (as defined in the relevant exchange listing standards) each of whom is financially literate, or will become so in a reasonable period, as determined by the board of directors. At least one member of the committee shall have accounting or related financial management expertise, as determined by the board of directors.

RESPONSIBILITIES

     The audit committee's responsibilities shall be:

     - A recommendation to the board for the selection and retention of the independent accountant who audits the financial statements of the Company. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the committee shall discuss with the auditor relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors assurances of independence, it shall take or recommend to the board appropriate action to ensure the independence of the external auditor.

     - Review of financial statements and any financial reports or other financial information submitted to the public with management and the independent auditor. It is anticipated that these discussions may include quality of earnings, discussions of significant items subject to estimate, consideration of the suitability of accounting principles, audit adjustments (whether or not recorded), and such other inquiries as may be deemed appropriate by the audit committee.

     - Periodic discussion with management and the auditors regarding the quality and adequacy of the Company's internal controls.

     - Review with financial management and the independent accountants all major financial reports in advance of filing or distribution.

     - Periodic reporting on audit committee activities to the full board and issuance annually of a summary report that may be suitable for submission to the shareholders.

     - Review the charter annually for possible revision.

                                                                      APPENDIX B

                              JABIL CIRCUIT, INC.

                       2002 EMPLOYEE STOCK PURCHASE PLAN

     The following constitute the provisions of the 2002 Employee Stock Purchase Plan of Jabil Circuit, Inc. (the "Company").

     1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended.

     2. Definitions.

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" shall mean the Common Stock, .001 par value, of the Company.

          (d) "Company" shall mean Jabil Circuit, Inc., a Delaware corporation.

          (e) "Compensation" shall mean all base straight time gross earnings including payments for shift premium, commissions and overtime, incentive compensation, incentive payments, regular bonuses and other compensation.

          (f) "Designated Subsidiaries" shall mean the Subsidiaries that have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g) "Employee" shall mean any individual who is an employee of the Company for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty
     (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Board, an Officer, or a person designated in writing by the Board or an Officer as authorized to approval a leave of absence. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

          (h) "Enrollment Date" shall mean the first day of each Offering
     Period.

          (i) "Exercise Date" shall mean the last day of each Offering Period.

          (j) "Fair Market Value" shall mean the value of Common Stock determined as follows:

             (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the day of such determination as reported in the Wall Street Journal or such other source as the Board deems reliable;

             (2) If the Common Stock is quoted on the NASDAQ system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high and low asked prices for the Common Stock on the date of such determination, as reported in the Wall Street Journal or such other source as the Board deems reliable; or

             (3) In the absence of an established market for the Common Stock, the Fair Market Value of a Share of Common Stock thereof shall be determined in good faith by the Board.

          (k) "Offering Period" shall mean a period of approximately six months, commencing on the first Trading Day on or after January 1 and terminating on the last Trading Day occurring in the period ending the following June 30, or commencing on the first Trading Day on or after July 1 and terminating on the last Trading Day occurring in the period ending the following December 31, except that the Offering Period shall commence on the first Trading Day on or after July 1, 2002, and end on the last Trading Day occurring in the period ending December 31, 2002. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

          (l) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (m) "Plan" shall mean this 2002 Employee Stock Purchase Plan.

          (n) "Purchase Price" shall mean an amount equal to 85 percent of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50 percent of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (q) "Trading Day" shall mean a day on which United States national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

     3. Eligibility.

          (a) Any person who is an Employee, as defined in Section 2(g), who has been continuously employed by the Company or a Designated Subsidiary for at least 90 days (taking into account all of the Employee's periods of employment) and who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds 25,000 dollars worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

          (c) All Employees who participate in the Plan shall have the same rights and privileges under the Plan, except for differences that may be mandated by local law and that are consistent with Code section 423(b)(5); provided, however, that Employees participating in a sub-plan adopted pursuant to Section 13(c) that is not designated to qualify under Section 423 of the Code need not have the same rights and privileges as Employees participating in the Code Section 423 Plan. In addition, the Board may impose restrictions on eligibility and participation of Employees who are officers and directors to facilitate compliance with federal or State securities laws or foreign laws.

     4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods until the Plan is terminated in accordance with Section 19 hereof. Subject to the requirements of Section 19, the Board shall have the power to change the duration of Offering Periods with respect to future offerings without stockholder approval if such change is announced at 15 days prior to the scheduled beginning of the first Offering Period to be affected.

     5. Participation.

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form provided by the Company and filing it with the Company's payroll office at least 10 business days prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10.

     6. Payroll Deductions.

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding 10 percent of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed 10 percent of the participant's Compensation during said Offering Period.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be with held in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll reduction rate; provided, however, that a participant may not change his or her rate of payroll deductions more than once in a given Offering Period. The change in rate shall be effective with the first full payroll period following five business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be decreased to zero percent at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $25,000. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, foreign or other tax or social insurance withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition of Common Stock by the Employee.

     7. Grant of Option.

          (a) On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of shares determined by dividing $12,500 by the fair market value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Section 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8, unless the participant has withdrawn pursuant to Section 10, and shall expire on the last day of the Offering Period.

          (b) Options may be granted under the Plan from time to time in substitution for stock options held by employees of another corporation who become, or who became prior to the effective date of the Plan, Employees of the Company or a Designated Subsidiary as a result of a merger or consolidation of such other corporation with the Company, or the acquisition by the Company or a Designated Subsidiary of all or a portion of the assets of such other corporation, or the acquisition by the Company or a Designated Subsidiary of stock of such other corporation with the result that such other corporation becomes a Designated Subsidiary.

     8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 below, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in
Section 10. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

     10. Withdrawal; Termination of Employment.

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form provided by the Company. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) Upon a participant's ceasing to be an Employee for any reason or upon termination of a participant's employment relationship (as described in Section 2(g)), the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and such participant's option will be automatically terminated.

          (c) In the event an Employee fails to remain an Employee of the Company for at least 20 hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to such participant and such participant's option terminated.

          (d) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

     11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

     12. Stock.

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

     13. Administration.

          (a) The Plan shall be administered by the Board of the Company or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

             (1) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

             (2) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

          (b) Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3.

          (c) The Board may adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Board is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which may vary with local requirements. The Board may also adopt sub-plans applicable to particular Subsidiaries, which sub-plans may be designed to be outside the scope of Section 423 of the Code. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Section 12(a), but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.

     14. Designation of Beneficiary.

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10.

     16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

          (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board deter mines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date") or to cancel each outstanding right to purchase and refund all sums collected from participants during the Offering Period then in progress. If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least 10 business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10. For purposes of this Section, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

          The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalization, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

     19. Amendment or Termination.

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in
     Section 18, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

          (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22. Term of Plan. The Plan shall become effective upon the approval by the stockholders of the Company. It shall continue in effect until October 17, 2011, unless sooner terminated under Section 19.

     23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                                                                      APPENDIX C

                              JABIL CIRCUIT, INC.

                           2002 STOCK INCENTIVE PLAN

     1. Purposes of the Plan. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants, and to promote the success of the Company's business. Awards granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options, Stock Awards, Performance Units, Performance Shares or Stock Appreciation Rights.

     2. Definitions.  As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any Committee or person as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b) "Applicable Law" means the legal requirements relating to the administration of the Plan under applicable federal, state, local and foreign corporate, tax and securities laws, and the rules and requirements of any stock exchange or quotation system on which the Common Stock is listed or quoted.

          (c) "Award" means an Option, Stock Appreciation Right, Stock Award, Performance Unit or Performance Share granted under the Plan.

          (d) "Award Agreement" means a written agreement by which an Award is evidenced.

          (e) "Board" means the Board of Directors of the Company.

          (f) "Change in Control" means the happening of any of the following:

             (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

             (ii) The occurrence of a transaction requiring stockholder approval, and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation.

          (g) "Change in Control Price" means, as determined by the Board,

             (i) the highest Fair Market Value of a Share within the 60 day period immediately preceding the date of determination of the Change in Control Price by the Board (the "60-Day Period"), or

             (ii) the highest price paid or offered per Share, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period, or

             (iii) some lower price as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a Share.

          (h) "Code" means the Internal Revenue Code of 1986, as amended.

          (i) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

          (j) "Common Stock" means the Common Stock, $.001 par value, of the Company.

          (k) "Company" means Jabil Circuit, Inc., a Delaware corporation.

          (l) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services, including without limitation non-Employee Directors who are paid only a director's fee by the Company or who are compensated by the Company for their services as non-Employee Directors. In addition, as used herein, "consulting relationship" shall be deemed to include service by a non-Employee Director as such.

          (m) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved in writing by the Board, an Officer, or a person designated in writing by the Board or an Officer as authorized to approve a leave of absence, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute, or (ii) transfers between locations of the Company or between the Company, a Parent, a Subsidiary or successor of the Company; or (iii) a change in the status of the Grantee from Employee to Consultant or from Consultant to Employee.

          (n) "Covered Stock" means the Common Stock subject to an Award.

          (o) "Date of Grant" means the date on which the Administrator makes the determination granting the Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Grantee within a reasonable time after the Date of Grant.

          (p) "Date of Termination" means the date on which a Grantee's Continuous Status as an Employee or Consultant terminates.

          (q) "Director" means a member of the Board.

          (r) "Disability" means total and permanent disability as defined in
     Section 22(e)(3) of the Code.

          (s) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (t) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (u) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (v) "Grantee" means an individual who has been granted an Award.

          (w) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (x) "Mature Shares" means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and that such holder either (i) has held for at least six months or (ii) has purchased on the open market.

          (y) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (z) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (aa) "Option" means a stock option granted under the Plan.

          (bb) "Parent" means a corporation, whether now or hereafter existing, in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company holds at least 50 percent of the voting shares of one of the other corporations in such chain.

          (cc) "Performance Period" means the time period during which the performance goals established by the Administrator with respect to a Performance Unit or Performance Share, pursuant to Section 9 of the Plan, must be met.

          (dd) "Performance Share" has the meaning set forth in Section 9 of the Plan.

          (ee) "Performance Unit" has the meaning set forth in Section 9 of the Plan.

          (ff) "Plan" means this 2002 Stock Incentive Plan.

          (gg) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (hh) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

          (ii) "Stock Appreciation Right" or "SAR" has the meaning set forth in
     Section 7 of the Plan.

          (jj) "Stock Grant" means Shares that are awarded to a Grantee pursuant to Section 8 of the Plan.

          (kk) "Subsidiary" means a corporation, domestic or foreign, of which not less than 50 percent of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan and except as otherwise provided in this Section 3, the maximum aggregate number of Shares that may be subject to Awards under the Plan is 7,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Award expires or becomes unexercisable without having been exercised in full the remaining Shares that were subject to the Award shall become available for future Awards under the Plan (unless the Plan has terminated). If any Shares (whether subject to or received pursuant to an Award granted hereunder, purchased on the open market, or otherwise obtained, and including Shares that are deemed (by attestation or otherwise) to have been delivered to the Company as payment for all or any portion of the exercise price of an Award) are withheld or applied as payment by the Company in connection with the exercise of an Award or the withholding of taxes related thereto, such Shares, to the extent of any such withholding or payment, shall again be available or shall increase the number of Shares available, as applicable, for future Awards under the Plan. Any Shares that are authorized to be optioned and sold under the Jabil Circuit, Inc. 1992 Stock Option Plan (the "1992 Plan") and that are not subject to options granted under the 1992 Plan and outstanding as of the date of termination of the 1992 Plan shall be available or shall increase the number of Shares available, as applicable, for Awards under the Plan. The Board may from time to time determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

     4. Administration of the Plan.

          (a) Procedure.

             (i) Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to different groups of Employees and Consultants. Except as provided below, the Plan shall be administered by
        (A) the Board or (B) a committee designated by the Board and constituted to satisfy Applicable Law.

             (ii) Rule 16b-3. To the extent the Board considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the transactions contemplated under the Plan shall be structured to satisfy the requirements for exemption under Rule 16b-3.

             (iii) Section 162(m) of the Code. To the extent the Board considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, the transactions contemplated under the Plan shall be structured to satisfy the requirements for exemption under Section 162(m) of the Code.

             (iv) Authorization of Officers to Grant Options. In accordance with Applicable Law, the Board may, by a resolution adopted by the Board, authorize one or more Officers to designate Officers and Employees (excluding the Officer so authorized) to be Grantees of Options and determine the number of Options to be granted to such Officers and Employees; provided, however, that the resolution adopted by the Board so authorizing such Officer or Officers shall specify the total number and the terms (including the exercise price, which may include a formula by which such price may be determined) of Options such Officer or Officers may so grant.

          (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee or an Officer, subject to the specific duties delegated by the Board to such Committee or Committee, the Administrator shall have the authority, in its sole and absolute discretion:

             (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(u) of the Plan;

             (ii) to select the Consultants and Employees to whom Awards will be granted under the Plan;

             (iii) to determine whether, when, to what extent and in what types and amounts Awards are granted under the Plan;

             (iv) to determine the number of shares of Common Stock to be covered by each Award granted under the Plan;

             (v) to determine the forms of Award Agreements, which need not be the same for each grant or for each Grantee, for use under the Plan;

             (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted under the Plan. Such terms and conditions, which need not be the same for each grant or for each Grantee, include, but are not limited to, the exercise price, the time or times when Options and SARs may be exercised (which may be based on performance criteria), the extent to which vesting is suspended during a leave of absence, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine;

             (vii) to construe and interpret the terms of the Plan and Awards;

             (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limiting the generality of the foregoing, rules and regulations relating to the operation and administration of the Plan to accommodate the specific requirements of local and foreign laws and procedures;

             (ix) to modify or amend each Award (subject to Section 13 of the Plan);

             (x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

             (xi) to determine the terms and restrictions applicable to Awards;

             (xii) to make such adjustments or modifications to Awards granted to Grantees who are Employees of foreign Subsidiaries as are advisable to fulfill the purposes of the Plan or to comply with Applicable Law;

             (xiii) to delegate its duties and responsibilities under the Plan with respect to sub-plans applicable to foreign Subsidiaries, except its duties and responsibilities with respect to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act; and

             (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Grantees and any other holders of Awards.

     5. Eligibility and General Conditions of Awards.

          (a) Eligibility. Awards other than Incentive Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Award may be granted additional Awards.

          (b) Maximum Term. Subject to the following provision, the term during which an Award may be outstanding shall not extend more than ten years after the Date of Grant, and shall be subject to earlier termination as specified elsewhere in the Plan or Award Agreement; provided, however, that any deferral of a cash payment or of the delivery of Shares that is permitted or required by the Administrator pursuant to Section 10 of the Plan may, if so permitted or required by the Administrator, extend more than ten years after the Date of Grant of the Award to which the deferral relates.

          (c) Award Agreement. To the extend not set forth in the Plan, the terms and conditions of each Award, which need not be the same for each grant or for each Grantee, shall be set forth in an Award Agreement.

          (d) Termination of Employment or Consulting Relationship. In the event that a Grantee's Continuous Status as an Employee or Consultant terminates (other than upon the Grantee's death or Disability), then, unless otherwise provided by the Award Agreement, and subject to Section 11 of the Plan:

             (i) the Grantee may exercise his or her unexercised Option or SAR, but only within such period of time as is determined by the Administrator, and only to the extent that the Grantee was entitled to exercise it at the Date of Termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Award Agreement). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed three months from the Date of Termination) when the Option is granted. If, at the Date of Termination, the Grantee is not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall revert to the Plan. If, after the Date of Termination, the Grantee does not exercise his or her Option or SAR within the time specified by the Administrator, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan. An Award Agreement may also provide that if the exercise of an Option following the Date of Termination would be prohibited at any time because the issuance of Shares would violate Company policy regarding compliance with Applicable Law, then the exercise period shall terminate on the earlier of (A) the expiration of the term of the Option set forth in Section 6(b) of the Plan or (B) the expiration of a period of 10 days after the Date of Termination during which the exercise of the Option would not be in violation of such requirements;

             (ii) the Grantee's Stock Awards, to the extent forfeitable immediately before the Date of Termination, shall thereupon automatically be forfeited;

             (iii) the Grantee's Stock Awards that were not forfeitable immediately before the Date of Termination shall promptly be settled by delivery to the Grantee of a number of unrestricted Shares equal to the aggregate number of the Grantee's vested Stock Awards;

             (iv) any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the Date of Termination shall terminate immediately upon the Date of Termination.

          (e) Disability of Grantee. In the event that a Grantee's Continuous Status as an Employee or Consultant terminates as a result of the Grantee's Disability, then, unless otherwise provided by the Award Agreement:

             (i) the Grantee may exercise his or her unexercised Option or SAR at any time within 12 months from the Date of Termination, but only to the extent that the Grantee was entitled to exercise the Option or SAR at the Date of Termination (but in no event later than the expiration of the term of the Option or SAR as set forth in the Award Agreement). If, at the Date of Termination, the Grantee is not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall revert to the Plan. If, after the Date of Termination, the Grantee does not exercise his or her Option or SAR within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan.

             (ii) the Grantee's Stock Awards, to the extent forfeitable immediately before the Date of Termination, shall thereupon automatically be forfeited;

             (iii) the Grantee's Stock Awards that were not forfeitable immediately before the Date of Termination shall promptly be settled by delivery to the Grantee of a number of unrestricted Shares equal to the aggregate number of the Grantee's vested Stock Awards;

             (iv) any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the Date of Termination shall terminate immediately upon the Date of Termination.

          (f) Death of Grantee. In the event of the death of an Grantee, then, unless otherwise provided by the Award Agreement,

             (i) the Grantee's unexercised Option or SAR may be exercised at any time within 12 months following the date of death (but in no event later than the expiration of the term of such Option or SAR as set forth in the Award Agreement), by the Grantee's estate or by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, but only to the extent that the Grantee was entitled to exercise the Option or SAR at the date of death. If, at the time of death, the Grantee was not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall immediately revert to the Plan. If, after death, the Grantee's estate or a person who acquired the right to exercise the Option or SAR by bequest or inheritance does not exercise the Option or SAR within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan.

             (ii) the Grantee's Stock Awards, to the extent forfeitable immediately before the date of death, shall thereupon automatically be forfeited;

             (iii) the Grantee's Stock Awards that were not forfeitable immediately before the date of death shall promptly be settled by delivery to the Grantee's estate or a person who acquired the right to hold the Stock Grant by bequest or inheritance, of a number of unrestricted Shares equal to the aggregate number of the Grantee's vested Stock Awards;

             (iv) any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the date of death shall terminate immediately upon the date of death.

          (g) Buyout Provisions. The Administrator may at any time offer to buy out, for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made. Any such cash offer made to an Officer or Director shall comply with the provisions of Rule 16b-3 relating to cash settlement of stock appreciation rights. This provision is intended only to clarify the powers of the Administrator and shall not in any way be deemed to create any rights on the part of Grantees to buyout offers or payments.

          (h) Nontransferability of Awards.

             (i) Except as provided in Section 5(h)(iii) below, each Award, and each right under any Award, shall be exercisable only by the Grantee during the Grantee's lifetime, or, if permissible under Applicable Law, by the Grantee's guardian or legal representative.

             (ii) Except as provided in Section 5(h)(iii) below, no Award (prior to the time, if applicable, Shares are issued in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred to encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Stock Awards, to the Company) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

             (iii) To the extent and in the manner permitted by Applicable Law, and to the extent and in the manner permitted by the Administrator, and subject to such terms and conditions as may be prescribed by the Administrator, a Grantee may transfer an Award to:

                (A) a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Grantee (including adoptive relationships);

                (B) any person sharing the employee's household (other than a tenant or employee);

                (C) a trust in which persons described in (A) and (B) have more than 50 percent of the beneficial interest;

                (D) a foundation in which persons described in (A) or (B) or the Grantee control the management of assets; or

                (E) any other entity in which the persons described in (A) or
           (B) or the Grantee own more than 50 percent of the voting interests;

        provided such transfer is not for value. The following shall not be considered transfers for value: a transfer under a domestic relations order in settlement of marital property rights, and a transfer to an entity in which more than 50 percent of the voting interests are owned by persons described in (A) above or the Grantee, in exchange for an interest in such entity.

     6. Stock Options.

          (a) Limitations.

             (i) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Any Option designated as an Incentive Stock Option:

                (A) shall not have an aggregate Fair Market Value (determined for each Incentive Stock Option at the Date of Grant) of Shares with respect to which Incentive Stock Options are exercisable for the first time by the Grantee during any calendar year (under the Plan and any other employee stock option plan of the Company or any Parent or Subsidiary ("Other

           Plans")), determined in accordance with the provisions of Section 422 of the Code, that exceeds $100,000 (the "$100,000 Limit");

                (B) shall, if the aggregate Fair Market Value of Shares (determined on the Date of Grant) with respect to the portion of such grant that is exercisable for the first time during any calendar year ("Current Grant") and all Incentive Stock Options previously granted under the Plan and any Other Plans that are exercisable for the first time during a calendar year ("Prior Grants") would exceed the $100,000 Limit, be exercisable as follows:

                    (1) The portion of the Current Grant that would, when added to any Prior Grants, be exercisable with respect to Shares that would have an aggregate Fair Market Value (determined as of the respective Date of Grant for such Options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

                    (2) If, viewed as of the date of the Current Grant, any
               portion of a Current Grant could not be exercised under the preceding provisions of this Section 6(a)(i)(B) during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as a separate Option at such date or dates as are provided in the Current Grant.

             (ii) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 3,000,000 Shares. The limitation described in this Section 6(a)(ii) shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 11 of the Plan. If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11 of the Plan), the canceled Option will be counted against the limitation described in this Section 6(a)(ii).

          (b) Term of Option. The term of each Option shall be stated in the Award Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be 10 years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant or such shorter term as may be provided in the Award Agreement.

          (c) Option Exercise Price and Consideration.

             (i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator and, except as otherwise provided in this Section 6(c)(i), shall be no less than 100 percent of the Fair Market Value per Share on the Date of Grant.

                (A) In the case of an Incentive Stock Option granted to an Employee who on the Date of Grant owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110 percent of the Fair Market Value per Share on the Date of Grant.

                (B) Any Option that is (1) granted to a Grantee in connection with the acquisition ("Acquisition"), however effected, by the Company of another corporation or entity ("Acquired Entity") or the assets thereof, (2) associated with an option to purchase shares of stock or other equity interest of the Acquired Entity or an affiliate thereof ("Acquired Entity Option") held by such Grantee immediately prior to such Acquisition, and (3) intended to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Option, may be granted with such exercise price as the Administrator determines to be necessary to achieve such preservation of economic value.

                (C) Any Option that is granted to a Grantee not previously employed by the Company, or a Parent or Subsidiary, as a material inducement to the Grantee's commencing employment with the Company may be granted with such exercise price as the Administrator determines to be necessary to provide such material inducement.

          (d) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. An Option shall be exercisable only to the extent that it is vested according to the terms of the Award Agreement.

          (e) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. The acceptable form of consideration may consist of any combination of cash, personal check, wire transfer or, subject to the approval of the Administrator:

             (i) pursuant to rules and procedures approved by the Administrator, promissory note;

             (ii) Mature Shares;

             (iii) pursuant to procedures approved by the Committee, (A) through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the exercise price, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by the Grantee by reason of such exercise, or (B) through simultaneous sale through a broker of Shares acquired upon exercise; or

             (iv) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law.

          (f) Exercise of Option.

             (i) Procedure for Exercise; Rights as a Stockholder.

                (A) Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement.

                (B) An Option may not be exercised for a fraction of a Share.

                (C) An Option shall be deemed exercised when the Company receives:

                    (1) written notice of exercise (in accordance with the Award
               Agreement) from the person entitled to exercise the Option, and

                    (2) full payment for the Shares with respect to which the
               Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan.

                    (3) Shares issued upon exercise of an Option shall be issued in the name of the Grantee or, if requested by the Grantee, in the name of the Grantee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the

               Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                    (4) Exercising an Option in any manner shall decrease the
               number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     7. Stock Appreciation Rights.

          (a) Grant of SARs. Subject to the terms and conditions of the Plan, the Administrator may grant SARs in tandem with an Option or alone and unrelated to an Option. Tandem SARs shall expire no later than the expiration of the underlying Option.

          (b) Exercise of SARs. SARs shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares over which the SAR is to be exercised. Tandem SARs may be exercised:

             (i) with respect to all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option;

             (ii) only with respect to the Shares for which its related Option is then exercisable; and

             (iii) only when the Fair Market Value of the Shares subject to the Option exceeds the exercise price of the Option.

        The value of the payment with respect to the tandem SAR may be no more than 100 percent of the difference between the exercise price of the underlying Option and the Fair Market Value of the Shares subject to the underlying Option at the time the tandem SAR is exercised.

          (c) Payment of SAR Benefit. Upon exercise of an SAR, the Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

             (i) the excess of the Fair Market Value of a Share on the date of exercise over the SAR exercise price; by

             (ii) the number of Shares with respect to which the SAR is exercised;

        provided, that the Administrator may provide in the Award Agreement that the benefit payable on exercise of an SAR shall not exceed such percentage of the Fair Market Value of a Share on the Date of Grant as the Administrator shall specify. As determined by the Administrator, the payment upon exercise of an SAR may be in cash, in Shares that have an aggregate Fair Market Value (as of the date of exercise of the SAR) equal to the amount of the payment, or in some combination thereof, as set forth in the Award Agreement.

     8. Stock Awards. Subject to the terms of the Plan, the Administrator may grant Stock Awards to any Employee or Consultant, in such amount and upon such terms and conditions as shall be determined by the Administrator.

     9. Performance Units and Performance Shares.

          (a) Grant of Performance Units and Performance Shares. Subject to the terms of the Plan, the Administrator may grant Performance Units or Performance Shares to any Employee or Consultant in such amounts and upon such terms as the Administrator shall determine.

          (b) Value/Performance Goals. Each Performance Unit shall have an initial value that is established by the Administrator on the Date of Grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. The Administrator shall set performance goals that, depending upon the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

          (c) Payment of Performance Units and Performance Shares.

             (i) Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payment based on the number and value of Performance Units or Performance Shares earned by the Grantee over the Performance Period, determined as a function of the extent to which the corresponding performance goals have been achieved.

             (ii) If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Administrator determines appropriate, the Administrator may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

          (d) Form and Timing of Payment of Performance Units and Performance Shares. Payment of earned Performance Units or Performance Shares shall be made in a lump sum following the close of the applicable Performance Period. The Administrator may pay earned Performance Units or Performance Shares in cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Administrator. The form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

     10. Deferral of Receipt of Payment. The Administrator may permit or require a Grantee to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the exercise of an Option or SAR, the grant of or the lapse or waiver of restrictions with respect to Stock Awards or the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares. If any such deferral is required or permitted, the Administrator shall establish such rules and procedures for such deferral.

     11. Adjustments Upon Changes in Capitalization or Change of Control.

          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Covered Shares, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Covered Stock, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Covered Stock.

          (b) Change in Control. In the event of a Change in Control, then the following provisions shall apply:

             (i) Vesting. Any Award outstanding on the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date:

                (A) shall become fully exercisable and vested on the first anniversary of the date of such Change in Control (the "Change in Control Anniversary") if the Grantee's Continuous Status as an Employee or Consultant does not terminate prior to the Change in Control Anniversary;

                (B) shall become fully exercisable and vested on the Date of Termination if the Grantee's Continuous Status as an Employee or Consultant terminates prior to the Change in Control Anniversary as a result of termination by the Company without Cause or resignation by the Grantee for Good Reason; or

                (C) shall not become full exercisable and vested if the Grantee's Continuous Status as an Employee or Consultant terminates prior to the Change in Control Anniversary as a result of termination by the Company for Cause or resignation by the Grantee without Good Reason.

           For purposes of this Section 11(b)(i), the following definitions shall apply:

                (D) "Cause" means:

                    (1) A Grantee's conviction of a crime involving fraud or
               dishonesty; or

                    (2) A Grantee's continued willful or reckless material
               misconduct in the performance of the Grantee's duties after receipt of written notice from the Company concerning such misconduct;

           provided, however, that for purposes of Section 11(b)(i)(D)(2), Cause shall not include any one or more of the following: bad judgment, negligence or any act or omission believed by the Grantee in good faith to have been in or not opposed to the interest of the Company (without intent of the Grantee to gain, directly or indirectly, a profit to which the Grantee was not legally entitled).

                (E) "Good Reason" means:

                    (1) The assignment to the Grantee of any duties inconsistent in any respect with the Grantee's position (including status, titles and reporting requirement), authority, duties or responsibilities, or any other action by the Company that results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action that is not taken in bad faith and that is remedied by the Company promptly after receipt of written notice thereof given by the Grantee within 30 days following the assignment or other action by the Company;

                    (2) Any reduction in compensation; or

                    (3) Change in location of office of more than 35 miles
               without prior consent of the Grantee.

             (ii) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Award is outstanding, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or SAR shall terminate as of a date fixed by the Board and give each Grantee the right to exercise his or her Option or SAR as to all or any part of the Covered Stock, including Shares as to which the Option or SAR would not otherwise be exercisable.

             (iii) Merger or Asset Sale. Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, in the event of such a merger or sale each outstanding Option or SAR shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation or a Parent or Subsidiary of the successor corporation does not agree to assume the Option or SAR or to substitute an equivalent option or right, the Administrator shall, in lieu of such assumption or substitution, provide for the Grantee to have the right to exercise the Option or SAR as to all or a portion of the Covered Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or SAR exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Grantee that the Option or SAR shall be fully exercisable for a period of 15 days from the date of such notice, and the Option or SAR will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Covered Stock subject to the Option or SAR immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Optioned Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the merger or sale of assets.

             (iv) Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control other than the dissolution or liquidation of the Company, a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, in the event of such a Change in Control, all outstanding Options and SARs, to the extent they are exercisable and vested (including Options and SARs that shall become exercisable and vested pursuant to Section 11(b)(i) above), shall be terminated in exchange for a cash payment equal to the Change in Control Price (reduced by the exercise price applicable to such Options or SARs). These cash proceeds shall be paid to the Grantee or, in the event of death of an Grantee prior to payment, to the estate of the Grantee or to a person who acquired the right to exercise the Option or Stock Purchase Right by bequest or inheritance.

     12. Term of Plan. The Plan shall become effective upon its approval by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law. The Plan shall continue in effect until October 17, 2011, unless terminated earlier under
Section 13 of the Plan.

     13. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Grantee, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

     14. Conditions Upon Issuance of Shares.

          (a) Legal Compliance. Shares shall not be issued pursuant to an Award unless the exercise, if applicable, of such Award and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     15. Liability of Company.

          (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          (b) Grants Exceeding Allotted Shares. If the Covered Stock covered by an Award exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Covered Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 13 of the Plan.

     16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     17. Rights of Employees and Consultants. Neither the Plan nor any Award shall confer upon an Grantee any right with respect to continuing the Grantee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Grantee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

     18. Sub-plans for Foreign Subsidiaries. The Board may adopt sub-plans applicable to particular foreign Subsidiaries. All Awards granted under such sub-plans shall be treated as grants under the Plan. The rules of such sub-plans may take precedence over other provisions of the Plan, with the exception of
Section 3, but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plan.

                                   1183-PS-01

                                   DETACH HERE



                               JABIL CIRCUIT, INC.

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                         ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints ROBERT L. PAVER and CHRIS A. LEWIS, or either of them, each with power of substitution and revocation, as the proxy or proxies of the undersigned to represent the undersigned and vote all shares of the common stock of Jabil Circuit, Inc., that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Jabil Circuit, Inc., to be held at The Vinoy Country Club, Sunset Ballroom, 600 Snell Isle Boulevard, St. Petersburg, Florida 33704, on Thursday, January 24, 2002, at 10:00 a.m., and at any adjournments thereof, upon the matters set forth on the reverse side and more fully described in the Notice and Proxy Statement for said Annual Meeting and in their discretion upon all other matters that may properly come before said Annual Meeting.


CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                                                              ------------------

                                                                  SEE REVERSE
                                                                      SIDE
                                                              ------------------

YOU MAY VOTE BY INTERNET OR BY MAIL. PLEASE NOTE, ALL VOTES CAST BY THE INTERNET MUST BE CAST PRIOR TO 11:59 P.M. EASTERN STANDARD TIME, JANUARY 23, 2002.


                     To Vote by Internet:                         To Vote by Mail:
                     --------------------                         ---------------
          It's fast, convenient, and your vote is         Please return your proxy in the enclosed
          immediately confirmed and posted.               Business Reply Envelope to:
                                                          P.O. Box 9373
                                                          Boston, Massachusetts 02205-9944

         Follow these four steps, which comply with Delaware law regarding proxies granted by means of electronic transmission:

         1.       Read the accompanying Proxy Statement and Proxy Card.

         2.       Go to the Web site http://www.eproxyvote.com/jbl

         3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

         4.       Follow the instructions provided.


         DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY INTERNET.

         RECEIVE FUTURE PROXY MATERIALS ELECTRONICALLY. Receiving stockholder material electronically via the Internet helps reduce Jabil's mailing and printing costs. To receive future proxy materials electronically, if then made so available by Jabil, go to: http://www.econsent.com/jbl and follow the instructions provided. Your enrollment in this program will remain in effect until you cancel your enrollment. You are free to cancel your enrollment at any time by going to: http://www.econsent.com/jbl on the Internet.

                                   DETACH HERE

      PLEASE MARK
[X]   VOTES AS IN
      THIS EXAMPLE.

      THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES MADE. WHEN NO CHOICE IS MADE, THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES FOR DIRECTOR, FOR PROPOSALS 2,3 and 4, AND AS THE PROXYHOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

1.    Election of Directors                                                                        FOR    AGAINST   ABSTAIN

NOMINEES:        (01) William D. Morean, (02) Thomas A. Sansone,   2.  To approve Jabil's          [  ]     [  ]     [  ]
                 (03) Timothy L. Main, (04) Lawrence J. Murphy,        2002 Employee Stock
                 (05) Mel S. Lavitt, (06) Steven A.                    Purchase Plan
                      Raymund and (07) Frank A. Newman


                FOR              WITHHELD                          3.  To approve Jabil's          [  ]     [  ]     [  ]
           [  ] ALL         [  ] FROM ALL                              2002 Stock Incentive
                NOMINEES         NOMINEES                              Plan

[  ]
     -------------------------------------------------
For all nominees except as noted on the line above by              4.  To ratify the               [  ]     [  ]     [  ]
specifying the number next to such nominee's name                      selection of
                                                                       KPMG LLP as
                                                                       independent
                                                                       auditors for Jabil.

                                                                   5.  With discretionary          [  ]     [  ]     [  ]
                                                                       authority on such
                                                                       other matters as may
                                                                       properly come before
                                                                       the Annual Meeting.



                                             MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING                      [  ]


                                             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                           [  ]


                                             The Annual Meeting may be held as scheduled only if a majority of the shares outstanding are represented at the Annual Meeting by attendance or proxy. Accordingly, please complete this proxy, and return it promptly in the enclosed envelope.

                                             Please date and sign exactly as your name(s) appear on your shares. If signing for estates, trusts, partnerships, corporations or other entities, your title or capacity should be stated. If shares are held jointly, each holder should sign.


DATED:
       -------------------------


--------------------------------             ----------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THE       Signature
PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE


--------------------------------             ----------------------------------------------
                                             Signature if held jointly